Exhibit 99.2
PEABODY ENERGY CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
     The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Peabody Energy Corporation and its subsidiaries (Peabody), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the spin-off of Patriot Coal Corporation (Patriot). The spin-off of Patriot was completed on October 31, 2007. Prior to the spin-off, Patriot was a component of our Eastern U.S. Mining Operations business segment, with operations and coal reserves in Appalachia and the Illinois Basin. Patriot operations are engaged in the mining, preparation and sale of steam coal, sold primarily to electric utilities, as well as the mining of metallurgical coal.
     The unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2007 and for the years ended December 31, 2006, 2005 and 2004 assume that the spin-off of Patriot occurred as of the beginning of the periods presented. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 is presented as if the spin-off had occurred as of that date. The unaudited pro forma condensed consolidated financial information has been prepared based upon available information and certain assumptions and estimates that Peabody believes are reasonable. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that might have occurred had the spin-off occurred as of the dates stated above. The pro forma adjustments are described in the notes hereto.
     The unaudited pro forma condensed consolidated financial information should be read in conjunction with the audited financial statements and notes thereto and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) included in Peabody’s Annual Report an Form 10-K for the year ended December 31, 2006, as amended by the Form 10-K/A filed September 10, 2007, and unaudited interim financial statements and related MD&A included in the respective March 31, 2007 and June 30, 2007 Quarterly Reports on Form 10-Q.

PEABODY ENERGY CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

	Peabody	Patriot	Pro Forma		Peabody
	Historical	Historical (a)	Adjustments		Pro Forma
	(Dollars in thousands, except share and per share data)
Revenues
Sales	$4,022,705	$816,342	$—		$3,206,363
Other revenues	158,134	2,843	—		155,291

Total revenues	4,180,839	819,185	—		3,361,654

Costs and Expenses
Operating costs and expenses	3,434,869	847,484	46,688	(b)	2,635,085
			1,012	(c)

Depreciation, depletion and amortization	324,417	64,048	1,493	(d)	261,862
Asset retirement obligation expense	27,596	12,936	—		14,660
Selling and administrative expenses	129,328	32,342	32,342	(e)	129,328
Other operating income:
Net gain on disposal or exchange of assets	(158,975)	(82,696)	—		(76,279)
Income from equity affiliates	(9,443)	(16)	—		(9,427)

Operating Profit (Loss)	433,047	(54,913)	(81,535)		406,425
Interest expense	176,686	6,504	4,541	(l)	174,723
Interest income	(13,984)	(8,293)	—		(5,691)

Income (Loss) Before Income Taxes and Minority Interests	270,345	(53,124)	(86,076)		237,393
Income tax provision	37,736	—	(2,643)		35,093
Minority interests	4,139	4,092	—		47

Income (Loss) From Continuing Operations	$228,470	$(57,216)	$(83,433)		$202,253

Earnings Per Share from Continuing Operations
Basic	$0.87				$0.77
Diluted	$0.85				$0.75

Weighted Average Shares Outstanding
Basic	263,463,822				263,663,822
Effect of dilutive securities	5,172,597				5,172,597

Diluted	268,636,419				268,836,419

PEABODY ENERGY CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2007

	Peabody	Patriot	Pro Forma		Peabody
	Historical	Historical (a)	Adjustments		Pro Forma
	(Dollars in thousands, except share and per share data)
ASSETS
Current assets
Cash and cash equivalents	$216,314	$7,176	$(19,407)	(f)	$159,731
			(30,000)	(g)

Accounts receivable, net of allowance for doubtful accounts of $11,735	277,442	60,057	(54,935)	(h)	162,450
Inventories	267,194	32,684	—		234,510
Assets from coal trading activities	706,017	—	—		706,017
Deferred income taxes	106,967	—	(30,000)	(i)	76,967
Other current assets	208,158	6,063	—		202,095

Total current assets	1,782,092	105,980	(134,342)		1,541,770
Property, plant, equipment and mine development, net	7,832,337	860,218	1,196	(k)	6,973,315
Goodwill	242,406	—	—		242,406
Investments and other assets	597,666	185,324	19,407	(f)	454,653
			22,904	(d)

Total assets	$10,454,501	$1,151,522	$(90,835)		$9,212,144

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$63,174	$—	$—		$63,174
Liabilities from coal trading activities	662,255	—	—		662,255
Accounts payable and accrued expenses	1,177,015	217,926	55,361	(b)	1,018,991
			4,541	(l)

Total current liabilities	1,902,444	217,926	59,902		1,744,420
Long-term debt, less current maturities	3,152,967	80,266	62,000	(h)	3,134,701
Deferred income taxes	248,643	—	210,000	(i)	388,643
			(70,000)	(j)

Asset retirement obligations	438,956	133,402	4,564	(k)	310,118
Workers’ compensation obligations	234,366	212,596	—		21,770
Accrued postretirement benefit costs	1,373,292	1,164,295	559,759	(b)	768,756
Other noncurrent liabilities	431,299	34,076	200,000	(j)	597,223

Total liabilities	7,781,967	1,842,561	1,026,225		6,965,631
Minority interests	29,662	13,786	—		15,876
Stockholders’ equity
Preferred Stock — $0.01 per share par value; 10,000,000 shares authorized, no shares issued or outstanding	—	—	—		—
Series A Junior Participating Preferred Stock — 1,500,000 shares authorized, no shares issued or outstanding	—	—	—		—
Perpetual Preferred Stock — 750,000 shares authorized, no shares issued or outstanding	—	—	—		—
Series Common Stock — $0.01 per share par value; 40,000,000 shares authorized, no shares issued or outstanding	—	—	—		—
Common Stock — $0.01 per share par value; 800,000,000 shares authorized, 268,214,559 shares issued and 265,505,673 shares outstanding	2,682	—	—		2,682
Additional paid-in capital	1,617,794	—	20,000	(j)	1,637,794
Retained earnings	1,296,757	(411,275)	(506,893)	(b)	679,199
			22,904	(d)
			(30,000)	(g)
			(116,935)	(h)
			(240,000)	(i)
			(150,000)	(j)
			(3,368)	(k)
			(4,541)	(l)
Accumulated other comprehensive loss (gain)	(170,598)	(293,550)	(108,227)	(b)	14,725
Treasury shares, at cost: 2,708,886 shares	(103,763)	—	—		(103,763)

Total stockholders’ equity	2,642,872	(704,825)	(1,117,060)		2,230,637

Total liabilities and stockholders’ equity	$10,454,501	$1,151,522	$(90,835)		$9,212,144

PEABODY ENERGY CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Peabody	Patriot	Pro Forma		Peabody
	Historical	Historical (a)	Adjustments		Pro Forma
	(Dollars in thousands, except share and per share data)
Revenues
Sales	$5,144,925	$1,142,521	$—		$4,002,404
Other revenues	111,390	5,398	—		105,992

Total revenues	5,256,315	1,147,919	—		4,108,396

Costs and Expenses
Operating costs and expenses	4,155,984	1,051,932	46,100	(b)	3,153,849
			3,697	(c)
Depreciation, depletion and amortization	377,210	86,458	3,489	(d)	294,241
Asset retirement obligation expense	40,112	24,282	—		15,830
Selling and administrative expenses	175,941	47,909	47,909	(e)	175,941
Other operating income:
Net gain on disposal or exchange of assets	(132,162)	(78,631)	—		(53,531)
Income from equity affiliates	(23,852)	(60)	—		(23,792)

Operating Profit	663,082	16,029	(101,195)		545,858
Interest expense	143,450	11,419	5,637	(l)	137,668
Early debt extinguishment costs	1,396	—	—		1,396
Interest income	(12,726)	(1,417)	—		(11,309)

Income Before Income Taxes and Minority Interests	530,962	6,027	(106,832)		418,103
Income tax provision (benefit)	(81,515)	8,350	(21,384)		(111,249)
Minority interests	11,780	11,169	—		611

Income (Loss) From Continuing Operations	$600,697	$(13,492)	$(85,448)		$528,741

Earnings Per Share from Continuing Operations
Basic	$2.28				$2.01
Diluted	$2.23				$1.96

Weighted Average Shares Outstanding
Basic	263,419,344				263,619,344
Effect of dilutive securities	5,746,661				5,746,661

Diluted	269,166,005				269,366,005

PEABODY ENERGY CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Peabody	Patriot	Pro Forma		Peabody
	Historical	Historical (a)	Adjustments		Pro Forma
	(Dollars in thousands, except share and per share data)
Revenues
Sales	$4,545,323	$960,901	$—		$3,584,422
Other revenues	99,130	17,376	—		81,754

Total revenues	4,644,453	978,277	—		3,666,176

Costs and Expenses
Operating costs and expenses	3,715,836	869,163	44,885	(b)	2,896,041
			4,483	(c)

Depreciation, depletion and amortization	316,114	65,972	3,646	(d)	253,788
Asset retirement obligation expense	35,901	15,572	—		20,329
Selling and administrative expenses	189,802	57,123	57,123	(e)	189,802
Other operating income:
Net gain on disposal or exchange of assets	(101,487)	(57,042)	—		(44,445)
Income from equity affiliates	(30,096)	(15,578)	—		(14,518)

Operating Profit	518,383	43,067	(110,137)		365,179
Interest expense	102,939	9,833	4,960	(l)	98,066
Interest income	(10,641)	(1,553)	—		(9,088)

Income Before Income Taxes and Minority Interests	426,085	34,787	(115,097)		276,201
Income tax provision	960	—	35,398		36,358
Minority interests	2,472	—	—		2,472

Income From Continuing Operations	$422,653	$34,787	$(150,495)		$237,371

Earnings Per Share from Continuing Operations
Basic	$1.62				$0.91
Diluted	$1.58				$0.89

Weighted Average Shares Outstanding
Basic	261,519,424				261,719,424
Effect of dilutive securities	6,494,052				6,494,052

Diluted	268,013,476				268,213,476

PEABODY ENERGY CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2004

	Peabody	Patriot	Pro Forma		Peabody
	Historical	Historical (a)	Adjustments		Pro Forma
	(Dollars in thousands, except share and per share data)
Revenues
Sales	$3,545,027	$812,055	$—		$2,732,972
Other revenues	86,555	4,369	—		82,186

Total revenues	3,631,582	816,424	—		2,815,158

Costs and Expenses
Operating costs and expenses	2,965,541	740,816	26,815	(b)	2,255,553
			4,013	(c)

Depreciation, depletion and amortization	270,159	62,580	4,051	(d)	211,630
Asset retirement obligation expense	42,387	27,262	—		15,125
Selling and administrative expenses	143,025	58,491	58,491	(e)	143,025
Other operating income:
Net gain on disposal or exchange of assets	(23,829)	(5,764)	—		(18,065)
Income from equity affiliates	(12,399)	(12,335)	—		(64)

Operating Profit	246,698	(54,626)	(93,370)		207,954
Interest expense	96,793	12,701	4,960	(l)	89,052
Early debt extinguishment costs	1,751	—	—		1,751
Interest income	(4,917)	(918)	—		(3,999)

Income (Loss) Before Income Taxes and Minority Interests	153,071	(66,409)	(98,330)		121,150
Income tax benefit	(26,437)	—	2,388		(24,049)
Minority interests	1,282	275	—		1,007

Income (Loss) From Continuing Operations	$178,226	$(66,684)	$(100,718)		$144,192

Earnings Per Share from Continuing Operations
Basic	$0.72				$0.58
Diluted	$0.70				$0.57

Weighted Average Shares Outstanding
Basic	248,732,744				248,932,744
Effect of dilutive securities	6,079,888				6,079,888

Diluted	254,812,632				255,012,632

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(a)	Reflects the removal of Patriot Coal Corporation’s historical results and financial position from the ongoing operations of the Company.

(b)	Reflects the Company’s agreement to assume primary responsibility for certain of Patriot’s retiree healthcare liabilities. These liabilities include certain obligations under the Coal Act for which the Company and Patriot are jointly and severally liable, obligations under the 2007 NBCWA for which Patriot is secondarily liable and obligations for certain active, vested Patriot employees.

(c)	Reflects historical Patriot expense related to pension benefit obligations that will be retained by the Company.

(d)	Reflects adjustment for retention by the Company, and related amortization, of a purchased contract right.

(e)	Reflects adjustment for general and administrative costs related to the Company that were previously allocated to Patriot.

(f)	Reflects monetization by the Company of a long-term receivable for an excise tax refund due to Patriot. The Company will retain the receivable in “Investments and other assets”.

(g)	Reflects the required cash contribution from the Company for Patriot’s working capital in accordance with the Separation Agreement.

(h)	Reflects the distribution of intercompany balances between the Company and Patriot.

(i)	Reflects the allocation of deferred income taxes attributable to Patriot operations.

(j)	Reflects the estimated loss related to spin-off transaction costs and one-time charges of $150 million, net of income taxes.

(k)	Reflects the retention of certain reclamation-related equipment and asset retirement obligations by the Company.

(l)	Reflects adjustment to interest expense on inter-company debt that was allocated to Patriot in its historical results.